UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 29, 2016

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization: Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD
Item 7.01 Regulation FD Disclosure

On July 29, 2016, NextEra Energy, Inc., a Florida corporation (NEE), issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of July 29, 2016, by and among NEE, EFH Merger Co., LLC, a Delaware limited liability company and wholly owned subsidiary of NEE (Merger Sub), Energy Future Intermediate Holding Company LLC, a Delaware limited liability company (EFIH), and Energy Future Holdings Corp., a Texas corporation (EFH) (the Merger Agreement). A copy of such press release is being furnished and is attached hereto as Exhibit 99.

SECTION 8 - OTHER EVENTS
Item 8.01 Other Events

On July 29, 2016, NEE announced the execution of the Merger Agreement. Pursuant to the Merger Agreement and after the reorganization of EFH Corp. (reorganized EFH) and EFIH under Chapter 11 of the United States Bankruptcy Code, reorganized EFH will be merged with and into Merger Sub, with Merger Sub continuing as the surviving company.

Cautionary Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and EFH, including future financial or operating results of NEE or Oncor, NEE’s, EFH’s or Oncor’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or as of any other date in the future, of any consideration to be received in the merger in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that NEE, EFH or Oncor may be unable to obtain bankruptcy court and governmental and regulatory approvals required for the merger, or required bankruptcy court and governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger may not be satisfied; the expected timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger- related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities of NEE and in the financial results of NEE, EFH or Oncor or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of Oncor’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in subsequent filings with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and Oncor’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and NEE does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

The following document is being furnished as an exhibit to this report:

Exhibit Number	Description
99	Press release of NextEra Energy, Inc., dated July 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2016

NEXTERA ENERGY, INC. (Registrant)

CHARLES E. SIEVING
Charles E. Sieving Executive Vice President and General Counsel of NextEra Energy, Inc.

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